Exhibit 99.2

To the Stockholders and the Board of Directors of

LAIZHOU JIA SHENG STONE COMPANY LIMITED


We  have  audited  the  accompanying  balance  sheet  of Laizhou Jia Sheng Stone
Company Limited (the "Company") as of December 31, 2003, and the related statements of operations, stockholders' equity and cash flows for the period from January 9, 2003 (date of incorporation) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and the results of its operations and its cash flows for the period from January 9, 2003 (date of incorporation) to December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.




MOORES ROWLAND MAZARS
Chartered Accountants
Certified Public Accountants,
Hong Kong, March 30, 2004


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

BALANCE SHEET
---------------------------------------------------------------------------------------
                                                               AS OF DECEMBER 31, 2003
                                                              -------------------------
ASSETS                                                                 Rmb          US$
CURRENT ASSETS
Cash and cash equivalents                                          345,400       41,715
Accounts receivable                                              2,010,493      242,813
Inventories (Note 3)                                               947,305      114,408
Deposits, prepayments and other receivables                          9,900        1,196
                                                              ------------  -----------

TOTAL CURRENT ASSETS                                             3,313,098      400,132

Plant and equipment, net (Note 4)                               22,010,328    2,658,253
Mineral interests, net (Note 5)                                 12,449,992    1,503,622
                                                              ------------  -----------

TOTAL ASSETS                                                    37,773,418    4,562,007
                                                              ============  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accruals and other payables (Note 6)                               989,271      119,477
Business and resource tax and government surcharges payable      1,652,683      199,599
Due to a shareholder (Note 11)                                     750,000       90,580
Due to a former director (Note 11)                               1,000,000      120,773
Income tax payable                                               3,389,489      409,359
                                                              ------------  -----------

TOTAL CURRENT LIABILITIES                                        7,781,443      939,788
                                                              ------------  -----------

COMMITMENTS AND CONTINGENCIES (Note 9)

STOCKHOLDERS' EQUITY
Registered capital                                               5,000,000      603,865
Additional paid-in capital                                      18,110,284    2,187,232
Dedicated reserves                                               1,749,128      211,247
Retained earnings                                                5,132,563      619,875
                                                              ------------  -----------

TOTAL STOCKHOLDERS' EQUITY                                      29,991,975    3,622,219
                                                              ------------  -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      37,773,418    4,562,007
                                                              ============  ===========


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                                                  PERIOD FROM JANUARY 9, 2003
                                                    (DATE OF INCORPORATION)
                                                     TO DECEMBER 31, 2003
                                               -------------------------------
                                                           Rmb             US$
Net sales                                          25,255,513       3,050,183
Cost of sales                                     (13,648,793)     (1,648,405)
                                               ---------------  --------------

Gross profit                                       11,606,720       1,401,778

Selling, general and administrative expenses       (1,339,538)       (161,780)
                                               ---------------  --------------

OPERATING INCOME                                   10,267,182       1,239,998

Other income:
Interest income                                         3,998             483
                                               ---------------  --------------

INCOME BEFORE INCOME TAXES                         10,271,180       1,240,481

Provision for income taxes (Note 7)                (3,389,489)       (409,359)
                                               ---------------  --------------

NET INCOME                                          6,881,691         831,122
                                               ===============  ==============


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

STATEMENT OF STOCKHOLDERS' EQUITY
---------------------------------------------------------------------------------------------------------
                                                ADDITIONAL
                                    REGISTERED     PAID-IN  DEDICATED    RETAINED
                                       CAPITAL     CAPITAL   RESERVES    EARNINGS        TOTAL      TOTAL
                                           Rmb         Rmb        Rmb         Rmb          Rmb        US$
Proceeds on issuance of registered
  capital                            5,000,000  18,110,284          -           -   23,110,284  2,791,097

Net income                                   -           -          -   6,881,691    6,881,691    831,122

Transfer                                                    1,749,128  (1,749,128)           -          -
                                    ----------  ----------  ---------  -----------  ----------  ---------

Balance as of December 31, 2003      5,000,000  18,110,284  1,749,128   5,132,563   29,991,975  3,622,219
                                    ==========  ==========  =========  ===========  ==========  =========


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

LAIZHOU JIA SHENG STONE COMPANY LIMITED

STATEMENT OF CASH FLOWS
------------------------------------------------------------------------------------------------------

                                                                         PERIOD FROM JANUARY 9, 2003
                                                                           (DATE OF INCORPORATION)
                                                                             TO DECEMBER 31, 2003
                                                                       -------------------------------
                                                                                    Rmb            US$
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                   6,881,691        831,122
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of plant and equipment                                            975,534        117,818
Amortization of mineral interests                                              550,008         66,426
Changes in operating assets and liabilities:
   Accounts receivable                                                      (2,010,493)      (242,813)
   Deposits, prepayments and other receivables                                  (9,900)        (1,196)
   Inventories                                                               1,678,895        202,765
   Accruals and other payables                                                 989,271        119,477
   Business and resource tax and government surcharge payable                1,652,683        199,599
   Income taxes payable                                                      3,389,489        409,359
                                                                       ----------------  -------------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                   14,097,178      1,702,557
                                                                       ----------------  -------------

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of plant and equipment                                         (13,501,778)    (1,630,650)
Acquisition of mineral interests                                            (7,000,000)      (845,410)
                                                                       ----------------  -------------

NET CASH USED IN INVESTING ACTIVITIES                                      (20,501,778)    (2,476,060)
                                                                       ----------------  -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of registered capital                             5,000,000        603,865
Advance from a shareholder                                                   3,500,000        422,705
Repayment to a shareholder                                                  (2,750,000)      (332,125)
Advance from a former director                                               1,000,000        120,773
                                                                       ----------------  -------------

NET CASH PROVIDED BY FINANCING ACTIVITIES                                    6,750,000        815,218
                                                                       ----------------  -------------

Net increase in cash and cash equivalents                                      345,400         41,715
                                                                       ----------------  -------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                       345,400         41,715
                                                                       ================  =============

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Acquisition of plant and equipment funded by shareholders                    9,484,084      1,145,421
Acquisition of inventories funded by shareholders                            2,626,200        317,173
Acquisition of mineral interest funded by shareholders                       6,000,000        724,638
                                                                       ================  =============


The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

1.   ORGANIZATION AND PRINCIPAL ACTIVITIES

     Laizhou Jia Sheng Stone Company Limited ("The Company") was incorporated in the People's Republic of China ("PRC") on January 9, 2003. The Company is engaged in granite mining and processing of granite. Most of raw granites mined are sold without any further processing. The Company also acquires raw granite from others for further processing into slabs for sale.

     The Company has acquired mineral interests of granite reserves in two locations in Laizhou city of Shandong province in the PRC. The mining right periods under these two mineral interests are 20 and 30 years respectively.


2.   SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

     BASIS  OF  ACCOUNTING
     The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The financial statements are presented in Renminbi ("Rmb") which is the Company's functional currency as the Company's operations are located in the PRC.

     CASH AND CASH EQUIVALENTS
     The Company considers all cash and highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

     PLANT AND EQUIPMENT AND DEPRECIATION
     Plant and equipment are stated at cost. Significant renewals and additions are capitalized at cost. Maintenance and repairs, and minor renewals and betterments are charged to operations as incurred.

     Mineral exploration costs are expensed as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, costs incurred prospectively to develop the property are capitalized as incurred and are amortized. Major development costs incurred after the commencement of production are capitalized and amortized. Ongoing development expenditures to maintain production are charged to operations as incurred. No exploration and development costs have been capitalized for the period.

     The existing terms of the mineral rights (mining right periods) are not sufficient to recover all identified and valued proven and probable reserves and/or undeveloped mineral interests in respect of the two mineral rights currently owned by the Company. Therefore the Company depreciates and amortizes its mining-related plant and equipment and mining development costs on a straight-line basis over the estimated useful lives of the plant and equipment.

     Depreciation is calculated to write off the cost of plant and equipment over their estimated useful lives from the date on which they become fully operational and after taking into account their estimated residual values, using the straight line method, at the following annual rates:

          Leasehold land               Over the unexpired term of lease
          Buildings                    10 - 20 years
          Motor vehicles               2 - 10 years
          Furniture and equipment      1 - 20 years


--------------------------------------------------------------------------------

     ACCOUNTS  RECEIVABLE
     Accounts receivable are stated at the amount billed to customers. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions. Accounts past due more than 120 days are considered delinquent. Delinquent receivables are written off based on individual credit evaluation and specific circumstances of the customer.

     INVENTORIES
     Inventories are valued at the lower of cost or market using weighted average cost method of accounting.

     Raw materials represent purchased raw granite for use in further processing into granite slabs. Work-in-progress represents materials that are currently in the process of being converted to granite slabs. Finished goods represent granite blocks (raw granite) held for sale from mining and processed granite slabs.

     MINERAL  INTERESTS
     Mineral interests represent acquired mineral rights for parcels of land not owned by the Company. These mineral interests are currently in the production stage which contain proven and probable reserves. Mineral interests are amortized using the straight-line method over the terms of mineral rights which are 20 and 30 years for the Company's two mineral interests. Straight-line method of amortization is used because the existing terms of the mineral rights (mining right periods) are not sufficient to recover all identified and valued proven and probable reserves.

     The Company was issued a mining right certificate in respect of one of its two mineral interests from the relevant governmental authority. The initial application and registration fee of applying a mining right certificate from relevant governmental authority amounted to Rmb250,000 (US$30,193). The mining right certificate is to be renewed every five years. The management of the Company considers the renewal fee would be minimal and the chance of renewals not being granted by the relevant governmental authority is remote. The Company further received a confirmation from the governmental authority confirming that the mining right certificate can be renewed every five years. With respect to the remaining mineral interest, the Company has submitted an application for a mining right certificate for which a confirmation of application-in-progress was received from the relevant governmental authority. The management expects the official mining right certificate will be issued in the year 2004.

     The Company has received written confirmation from the relevant governmental authority that the Company has valid mining rights in its two mineral interests since the commencement of mining business throughout the terms of respective mineral interests, despite the fact that official mining right certificates have not been issued at the time of commencement of mining business.


--------------------------------------------------------------------------------

     DEFERRED STRIPPING
     COSTS In general, mining costs are charged to operations as incurred. The costs of removing overburden and other waste materials and road construction to access mineral deposits at open pit mines are capitalized and amortized. These costs of removing waste materials and road construction are referred to as stripping costs.

     During the period, the Company expensed all the stripping costs in the statement of operations because it has not been established that these costs can benefit the exploration and production of minerals in subsequent periods. Such costs amounted to Rmb8,000,000 (US$966,184).

     RECLAMATION  AND  REMEDIATION
     COSTS Estimated future reclamation and abandonment costs are based principally on legal and regulatory requirements and are accounted for in accordance with Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations". At the balance sheet date, such costs have not been provided because the costs involved are insignificant under the current legal and regulatory requirements in the PRC.

     IMPAIRMENT  OF  LONG-LIVED  ASSETS
     Long-lived assets are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". An asset is considered impaired if its carrying amount exceeds the future net cash flow the asset is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair market value. The recoverability of long-lived assets is assessed by determining whether the unamortized balances can be recovered through undiscounted future net cash flows of the related assets. The amount of impairment, if any, is measured based on projected discounted future net cash flows using a discount rate reflecting the Company's average cost of capital.

     NET  SALES
     The Company recognizes revenue when there is persuasive evidence of an agreement with customers, with a fixed fee that is collectible and when delivery has occurred.

     COST  OF  SALES
     Costs classified as cost of sales relate to the mining of minerals and producing of granite slabs and include such items as material cost, depreciation of fixed assets, amortization of mineral interests, direct labor costs and other production costs.


--------------------------------------------------------------------------------

     INCOME  TAXES
     Income taxes are provided under the provisions of SFAS No. 109, which requires recognition of the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and net operating loss carryforwards under the liability method. Deferred tax assets and liabilities are measured using expected tax rates in effect for the period in which those temporary differences are expected to be recovered or settled.

     COMPREHENSIVE  INCOME
     The Company has adopted SFAS No. 130 "Reporting Comprehensive Income", which requires the disclosure of comprehensive income, which includes net income (loss), unrealized gains and losses on marketable securities classified as available-for-sale and foreign currency translation adjustments. Comprehensive income for the period only consisted of net income for the period.

     FOREIGN  CURRENCY  TRANSLATION
     The Company considers Renminbi as its functional currency as the Company's business activities are based in Renminbi.

     Transactions in currencies other than the functional currency during the period are translated into the functional currency at the applicable rates of exchange prevailing at the time of the transactions. Monetary assets and liabilities denominated in currencies other than functional currency are translated into the functional currency at the applicable rates of exchange in effect at the balance sheet date. Exchange gains and losses are recorded in the statement of operations.

     Translation of amounts from Renminbi into United States dollars ("US$") is for the convenience of readers and has been made at the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York on December 31, 2003 of US$1.00 = Rmb8.28. No representation is made that the Renminbi amounts could have been, or could be, converted into United States dollars at that rate or at any other rate.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include provisions for doubtful accounts, sales returns and allowances, long-lived assets and deferred income taxes. Actual results could differ from those estimates.

     FAIR VALUE OF FINANCIAL INSTRUMENTS
     The estimated fair values for financial instruments under SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The estimated fair values of the Company's financial instruments, which includes cash, accounts receivable and other payables, approximates their carrying values in the financial statements.


--------------------------------------------------------------------------------

     RECENT  ACCOUNTING  PRONOUNCEMENTS
     In January 2003, the FASB issued Interpretation No. 46 ("FIN 46") "Consolidation of Variable Interest Entities". Until this interpretation, a company generally included another entity in its consolidated financial statements only if it controlled the entity through voting interests. FIN 46 requires a variable interest entity, as defined, to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or is entitled to receive a majority of the entity's residual returns. In December 2003, the FASB issued a revised FIN 46. The revised standard, FIN 46-R, modifies or clarifies various provisions of FIN 46 and incorporates many FASB Staff Positions previously issued by the FASB. This standard replaces the original FIN 46 that was issued in January 2003. The Company does not expect the adoption of FIN 46-R will have a material impact on the Company's results of operations or financial position.

     In November 2002, the Emerging Issues Task Force reached a consensus on Issue No. 00-21 ("EITF 00-21"), "Revenue Arrangements with Multiple Deliverables". EITF 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. The Company does not expect the adoption of EITF 00-21 will have a material impact on its financial position or results of operations.

     In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". This statement amends and clarifies financial accounting and reporting for derivative instruments, including derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The Company does not expect the adoption of SFAS 149 will have a material impact on the Company's results of operations or financial position.

     In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 establishes standards for how certain financial instruments with characteristics of both liabilities and equity shall be classified and measured. This statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The Company does not expect the adoption of SFAS No. 150 will have a material impact on the Company's result of operations or financial position.

     In December 2003 the FASB issued SFAS No. 132 (Revised) ("SFAS No. 132-R"), Employer's Disclosure about Pensions and Other Postretirement Benefits. SFAS No. 132-R retains disclosure requirements of the original SFAS No. 132 and requires additional disclosures relating to assets, obligations, cash flows, and net periodic benefit cost. SFAS No. 132-R is effective for fiscal years ending after December 15, 2003, except that certain disclosures are effective for fiscal years ending after June 15, 2004. The adoption of SFAS No. 132-R does not have a material effect on the Company's financial statements.


--------------------------------------------------------------------------------

3.   INVENTORIES

     Inventories  consisted  of:

                                  AS OF DECEMBER 31, 2003
                                 -------------------------
                                        Rmb            US$
     Raw materials                  686,264         82,882
     Work-in-progress               158,225         19,109
     Finished goods                 102,816         12,417
                                 ----------  -------------

                                    947,305        114,408
                                 ==========  =============

4.   PLANT AND EQUIPMENT, NET

     Plant and equipment consisted of:

                                       AS OF DECEMBER 31, 2003
                                     ---------------------------
                                            Rmb             US$
     Leasehold land                   4,718,108         569,820
     Buildings                        5,864,854         708,316
     Furniture and equipment          7,268,780         877,872
     Motor vehicles                     198,540          23,978
     Construction-in-progress         4,935,580         596,085
                                     -----------  --------------

     Cost                            22,985,862       2,776,071
     Less: Accumulated depreciation    (975,534)       (117,818)
                                     -----------  --------------

     Plant and equipment, net        22,010,328       2,658,253
                                     ===========  ==============

     Depreciation expense amounted to Rmb975,534 (US$117,818) for the period ended December 31, 2003.


5.   MINERAL INTERESTS, NET

     Mineral interests represented:

                                      AS OF DECEMBER 31, 2003
                                    ---------------------------
                                           Rmb             US$
     Gross carrying amount          13,000,000       1,570,048
     Accumulated amortization         (550,008)        (66,426)
                                    -----------  --------------

     Net book value                 12,449,992       1,503,622
                                    ===========  ==============

     All the mineral interests are in the production stage and amortization expense for the period amounted to Rmb550,008 (US$66,426).


--------------------------------------------------------------------------------

6.   ACCRUALS AND OTHER PAYABLES

     Accruals  and  other  payables  consisted  of:

                            AS OF DECEMBER 31, 2003
                           -------------------------
                                  Rmb            US$
     Wages and bonus          215,137         25,983
     Others                   774,134         93,494
                           ----------  -------------

                              989,271        119,477
                           ==========  =============

7.   INCOME  TAXES

     The Company is subject to the PRC income tax at a rate of 33%.

     The reconciliation of the PRC income tax rate to the effective income tax rate based on income before income taxes is as follows:

                                           PERIOD FROM
                                       JANUARY 9, 2003
                                              (DATE OF
                                     INCORPORATION) TO
                                     DECEMBER 31, 2003
                                                      %

     PRC income tax rate                             33
                                     ------------------

     Effective income tax rate                       33
                                     ==================

     Deferred tax assets and liabilities have not been provided as there are no temporary differences existed during the period and at the balance sheet date.


--------------------------------------------------------------------------------

8.   STOCKHOLDERS'  EQUITY

     On incorporation, the shareholders of the Company contributed a total of Rmb5,000,000 (US$603,865) to the Company as registered capital. In addition to the contribution to registered capital, the Company's shareholders also contributed Rmb18,110,284 (US$2,187,232) in value of fixed assets, inventories and mineral interest to the Company which is recorded as additional paid-in capital.

     The Company's income is distributable to its shareholders after transfer to dedicated reserves as required under relevant PRC laws and regulations and the Company's Articles of Association. Dedicated reserves include statutory surplus reserve and statutory public welfare fund.

     Statutory surplus reserve represents the appropriation of 10% of income after taxation calculated in accordance with PRC accounting standards and regulations and the Articles of Association of the Company. The appropriation may cease to apply if the balance of the statutory surplus reserve has reached 50% of the Company's registered capital. According to the Company's Articles of Association, statutory surplus reserve can be used to make up prior year losses, to expand production operation or to increase registered capital.

     Statutory public welfare fund represents the appropriation of income after taxation according to the requirements of the Company's Articles of Association and the PRC laws and regulations. According to the requirements, the Company transfers 5% to 10%, at the discretion of directors, of income after taxation calculated in accordance with PRC accounting standards and regulations. The fund can only be utilized for capital expenditure on employees' collective welfare facilities and cannot be used in staff welfare expenses. The statutory public welfare fund is not distributable to shareholders other than in liquidation.


9.   COMMITMENTS  AND  CONTINGENCIES

     At the balance sheet date, the Company had capital expenditure commitments in respect of granite slabs production facilities contracted for, but not provided for, net of deposits paid, amounting to Rmb2,270,000 (US$274,155).

     The Company has made full tax provision in accordance with relevant national and local laws and regulations of the PRC. However, the local tax authority granted the Company certain tax allowances and exemption and collected less than the full amount from the Company. This is not in compliance with national laws and regulations. Accordingly, despite the fact that the Company has made full tax provision in the financial statements, the Company may be subject to penalty ranging from 50% to 500% of the underpaid tax amount, plus a default interest on the unpaid amount calculated on a daily basis. The exact amount of penalty cannot be estimated with any reasonable degree of certainty. The board of directors considers it is not probable that the tax penalty will be imposed as a result of tax concession/exemption, which may not be in compliance with relevant national laws and regulations, provided by the local tax authority.

10.  RETIREMENT PLAN AND POST-EMPLOYMENT BENEFITS

     The Company has no retirement plan or post-employment benefits for its employees.


--------------------------------------------------------------------------------

11.  RELATED  PARTY  TRANSACTIONS

     During the period, the Company had the following transactions with related parties.

     (1)  Related party transactions during the period are as follows:

          During the period, the Company acquired a mineral interest from one of its shareholders at a consideration of Rmb7,000,000 (US$845,410), which was transferred at cost.

          As disclosed in note 8, the shareholders contributed certain assets to the Company in addition to the registered capital. Included in such assets is a mineral interest acquired from one of the Company's shareholders at a consideration of Rmb6,000,000 (US$724,638), which was transferred at cost.

          One of the Company's bank accounts is in the name of one of its staff members, who holds the bank account in trust for the Company. Settlement received from customers of the Company deposited into this bank account and payment for expenditures of the Company withdrawn from this bank account during the period amounted to Rmb23,780,260 (US$2,872,012). The Company has a bank account opened in the name of the staff member because it is much easier to deposit and withdraw funds for an individual than a corporation in the PRC. This bank account was closed in December 2003 and the Company now uses its own bank account for funds deposits and withdrawals.

     (2)  Balances with related parties are as follows:

                                 AS OF DECEMBER 31, 2003
                                -------------------------
                                       Rmb            US$
     Due to a shareholder          750,000         90,580
                                ==========  =============

          The amount due to a shareholder represented the unsettled balance of acquisition of a mineral interest from this shareholder.

          The outstanding balance is unsecured, interest-free and has no fixed repayment terms. In December 2003, the Company and the shareholder mutually agreed to extend the repayment period from the original maturity date of December 31, 2003.

                                     AS OF DECEMBER 31, 2003
                                    -------------------------
                                           Rmb            US$
     Due to a former director        1,000,000        120,773
                                    ==========  =============

          The amount due to a former director, who is also a shareholder of the Company, represented short-term financing to the Company for operating purposes.

          The outstanding balance is unsecured, interest-free and has no fixed repayment terms.


--------------------------------------------------------------------------------

12.  SEGMENT  INFORMATION

     The Company adopted SFAS No. 131 "Disclosures About Segments of an Enterprise and Related Information", in respect of its operating segments. The Company's reportable segments are granite mining (sale of granite blocks) and production of granite slabs. All of the Company's operating activities and customers are located in the PRC.

     These segments are managed separately because each business requires different technology and marketing strategies. The Company evaluates performance based on operating earnings of the respective business units. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The corporate assets primarily include cash and cash equivalents and deposits and other receivables. There were no significant inter-segment transactions during the period. In determining operating income/loss by reportable segment, general corporate expenses, other income and expense items of non-operating nature are not considered, as such items are not allocated to the Company's segments. Segment information for the period are as follows:

     (a)  Net  sales:

                                              PERIOD FROM JANUARY 9, 2003
                                              (DATE OF INCORPORATION) TO
                                                  DECEMBER 31, 2003
                                            -----------------------------
                                                        Rmb           US$
          Granite mining                         20,230,745     2,443,327
          Production of granite slabs             5,024,768       606,856
                                            ---------------  ------------

                                                 25,255,513     3,050,183
                                            ===============  ============

     (b)  Net  income:

                                                       PERIOD FROM JANUARY 9, 2003
                                                       (DATE OF INCORPORATION) TO
                                                            DECEMBER 31, 2003
                                                     -------------------------------
                                                                 Rmb            US$
          Granite mining                                  10,442,936      1,261,224
          Production of granite slabs                      1,101,027        132,974
                                                     ----------------  -------------

                                                          11,543,963      1,394,198
                                                     ================  =============

          Reconciliation:
          Net income for reportable segments              11,543,963      1,394,198
          Unallocated corporate income and expenses       (4,662,272)      (563,076)
                                                     ----------------  -------------

                                                           6,881,691        831,122
                                                     ================  =============


--------------------------------------------------------------------------------

     (c)  Assets:

                                                 AS OF DECEMBER 31, 2003
                                                -------------------------
                                                       Rmb            US$
          Granite mining                        19,818,224      2,393,505
          Production of granite slabs            8,450,451      1,020,586
                                                ----------  -------------
                                                28,268,675      3,414,091
                                                ==========  =============

          Reconciliation:
          Total assets for reportable segments  28,268,675      3,414,091
          Other corporate assets                 9,504,743      1,147,916
                                                ----------  -------------

                                                37,773,418      4,562,007
                                                ==========  =============

          All of the Company's identifiable assets are located in the PRC.

     (d)  Other  items:

                                                    PERIOD FROM JANUARY 9, 2003
                                                    (DATE OF INCORPORATION) TO
                                                        DECEMBER 31, 2003
                                                  -----------------------------
                                                              RMB           US$
          Depreciation of fixed assets:
          Granite mining                                  503,172        60,770
          Production of granite slabs                     217,005        26,208
          Unallocated corporate assets                    255,357        30,840
                                                  ---------------  ------------

                                                          975,534       117,818
                                                  ===============  ============

          Capital expenditures for fixed assets:
          Granite mining                                7,833,819       946,114
          Production of granite slabs                   5,747,244       694,112
          Unallocated corporate assets                  9,404,799     1,135,845
                                                  ---------------  ------------

                                                       22,985,862     2,776,071
                                                  ===============  ============

          Amortization of mineral interests:
          Granite mining                                  550,008        66,426
                                                  ===============  ============


--------------------------------------------------------------------------------

     (e)  Major  customers

          Major customers for the period which accounted for more than 10% of total revenues are as follows:

                                            PERIOD FROM JANUARY 9, 2003
                                             (DATE OF INCORPORATION) TO
                                                 DECEMBER 31, 2003
                                            ----------------------------
          Granite mining                       2 customers accounted for
                                                    10% and 13% of total
                                                  revenues, respectively

          Production of granite slabs       1 customer accounted for 12%
                                                       of total revenues

13.  OPERATING  RISK

     (a)  Country  risk

          The Company's operations are conducted in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economies.

          The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

     (b)  Industry  risk

          The Company operates in business segments which requires the use of specialized facilities and technology. The Company relies heavily on such facilities and technology to maintain its production level. The cash flow and profitability of the Company's current operations are significantly affected by the market price of granite which are affected by numerous factors beyond the Company's control. As mentioned in Note 2 to the financial statements, the Company's mining rights are subject to renewals by the relevant governmental authority. Despite the Company has received written confirmation from the governmental authority, there is no guarantee that the Company will be granted the renewals.


--------------------------------------------------------------------------------

     (c)  Concentration  of  credit  risk

          As of December 31, 2003, two customers had accounts receivable balances representing 86% and 14% of total accounts receivable balance, respectively. No other customer had an accounts receivable balance that exceeded 10% of the total accounts receivable balance.

          The Company performs ongoing credit evaluation of each customer's financial condition. It maintains reserves for potential credit losses and such losses in the aggregate have not exceeded management's projections.


14.  SUBSEQUENT  EVENTS

     On January 20, 2004, the Company's shareholders and China Laizhou Bay Mining International Corporation ("Laizhou") entered into an agreement in which Laizhou Bay would acquire all the shares in the Company from its shareholders for cash consideration. Laizhou Bay is a limited liability corporation incorporated in the British Virgin Islands. After the acquisition, the Company became a wholly-owned subsidiary of Laizhou. As a result of the acquisition, the Company becomes a foreign wholly-owned enterprise, it is exempted from income tax for the first two years from the change of company status, followed by a 50% reduction of income tax from the third to fifth year, subject to formal approval from tax authority.

     On February 5, 2004, China Granite Corporation (formerly Arbor, Inc.) ("China Granite"), a corporation organized under the laws of Nevada, United States of America, a certain principal China Granite shareholder, Laizhou and Laizhou's shareholders entered into a Stock Exchange Agreement and Plan of Reorganization, in which China Granite would receive from the Laizhou's shareholders all of the issued and outstanding common stock of Laizhou in exchange for a majority of the shares in China Granite. As a result of the stock exchange, the Company became a wholly-owned subsidiary of China Granite.


--------------------------------------------------------------------------------